                                 EXHIBIT 10.24*


              Office, Manufacturing Facility, and Equipment Lease
                                    between
             International Business Machines Corporation, Landlord,
                                      and
                       Irvine Sensors Corporation, Tenant



___________
* Portions of this Exhibit have been filed separately with the Commission in reliance on Rule 24b-2 and the Registrant's request for confidential treatment.

              OFFICE, MANUFACTURING FACILITY, AND EQUIPMENT LEASE



                        CONFIDENTIAL TREATMENT REQUESTED
 (*) Denotes information for which confidential treatment has been requested. Confidential portions omitted have been filed separately with the Commission.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

                                    Landlord



                                      AND



                           IRVINE SENSORS CORPORATION

                                     Tenant

                               TABLE OF CONTENTS

TITLE                                                    PARAGRAPH
Alterations                                                     8
Assignment, Subletting and  Recapture                           7
Brokerage Commission                                           33
Care of Premises                                                6
Casualty                                                       22
Certain Rights Reserved to Landlord                            13
Condition of Premises                                          25
Default                                                        19
Default Under Other Leases                                     14
Eminent Domain                                                 21
Estoppel Certificate                                           32
Hazardous Materials                                            30
Holding Over                                                   16
Indemnity                                                      26
Insurance                                                      24
Landlord's Title                                               12
Limitation on Liability                                        31
Mechanics' Liens                                               20
Miscellaneous                                                  34
Notice                                                         11
Parties
Possession                                                     27
Premises, Equipment and Services                                1
Quiet Enjoyment                                                28
Rent and Other Payments                                         5
Restrictions on Use                                             3
Rules                                                          17
Security                                                       29
Services and Utilities                                         10
Signs                                                           9
Subordination                                                  18
Term                                                            4
Use                                                             2
Waiver of Claims                                               15
Waiver of Subrogation                                          23
Rider A - Additional Terms
Rider B - Rules and Regulations
Rider C - Building 963 Specifications

Exhibit     A - Location Map   F - IBM Purchase Agreement for Used Equipment
            B - Equipment      G - Manufacturing Area

C - Consulting Services        H - IBM Request for Rearrangement Form
D - Floor Plan                 I - Drafting Specifications
E - Facilities Environmental   J - IBM Environmental Corrective Action Permit
    Data Input Sheet

                                   L E A S E


Parties This Lease, made the 1st day of July 1995, (the "Effective Date") between International Business Machines Corporation, a New York corporation, having its principal office at Armonk, New York, hereinafter called the Landlord, and Irvine Sensors Corporation, hereinafter called the Tenant.

Premises, 1. (a) The Landlord hereby leases to the Tenant, and the Tenant Equipment hereby hires and takes from the Landlord the following described premises (hereinafter called the and Services "Premises") outlined on Exhibit A hereto, on the site (hereinafter called the "Site") located at 1000 River Street, Essex Junction, VT 05452, in building 963 (hereinafter called the "Building") on the terms and conditions hereinafter set forth. The horizontal and vertical boundaries of the Premises shall be as follows: (i) In the Office Space (as defined in Paragraph 10), the vertical boundaries shall be defined by the vertical plane which includes the interior face of the walls bounding the Premises extended to intersections with each other and with the upper and lower boundaries. The horizontal boundaries shall be defined by the horizontal planes formed by the upper surface of the floor covering and the lower surface of the ceiling. (ii) In the Manufacturing Area (as defined in Paragraph 10), the vertical boundary shall be defined by the exterior face of the vertical clean room walls bounding the Manufacturing Area (as defined in Paragraph 10), and the interior face of the vertical walls, other than clean room walls, bounding the Manufacturing Area (as defined in Paragraph 10), extending to the intersections with each other and with the upper and lower boundaries. The horizontal boundaries shall be defined by the upper surface of the floor covering and the exterior surface of the ceiling, which includes the ceiling grids, filters, and lights, but not sprinklers.

          (b) The Landlord may provide the services set forth in Exhibit C on the terms and conditions hereinafter set forth.

          (c) ANY SERVICES PROVIDED BY LANDLORD UNDER THIS LEASE, AS WELL AS ANY LANDLORD EQUIPMENT USED OR LEASED BY TENANT UNDER THIS LEASE, INCLUDING WITHOUT LIMITATION THE PROVISION OF ANY UTILITIES, ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND. ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY FULLY DISCLAIMED.

Use 2. The Tenant may use and occupy the Premises solely for a commercial business office, for the manufacture and development of Cube technology products, which involves the dicing, grinding, picking, polishing, stacking, laminating and interconnecting of individual semiconductor chips into a multichip component, for thin film manufacturing in accordance with groundrules greater than or equal to one micron, for wafer back end of line processing in accordance with groundrules greater than or equal to one micron, and for no other purpose. The Tenant may use the Premises and the equipment set forth in Exhibit B ("Equipment") (while such Equipment is located on the Premises), solely for the foregoing purposes and for no other purpose. The Landlord represents that all governmental licenses and permits required for the present use of the Premises and the Equipment on the Effective Date by the Landlord have been obtained.The Landlord shall obtain all governmental licenses and permits required by law for the Tenant's permitted use of the Premises and Equipment subsequent to the Effective Date and for the Term (as hereinafter defined ), subject to Paragraph 30 (g). The cost of obtaining all such permits and licenses shall be borne by the Tenant to the extent that Tenant's use of the Premises and Equipment generates the requirement to obtain such licenses and permits. The Tenant agrees to provide reasonable cooperation to the Landlord in obtaining such licenses and permits.


Restric-  3. (a)  The Tenant shall not use the Premises or permit the tions Premises to be used in any manner that: (i) violates any current or future law, including, without limitation, the IBM Environmental Corrective Action Permit set forth in Exhibit J, any certificate of occupancy or any covenant, condition or restriction affecting the Building, the land thereunder, the Premises or the Equipment; (ii) causes or is reasonably likely to cause damage to the Building, the Premises or the Equipment; (iii) violates a requirement or condition of any insurance policy covering the Building, the Premises, or the Equipment, or increases the cost of such policy; (iv) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or interferes with the use and occupancy of any portion of the Building or other tenants or occupants; (v) impairs or is reasonably likely to impair the proper maintenance, operation or repair of the Building or its equipment, facilities or systems; (vi) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located on, in and about the Building; or (vii) violates the Rules and Regulations described in Rider B. The Landlord represents, to the best of its knowledge, that the use and occupancy of the Premises by the Landlord meets the foregoing usage requirements on the Effective Date. The sole and exclusive remedy for breach of such Landlord representation shall be limited to correction of the legal violations, if any, that Landlord failed to disclose, if and to the extent required by law. Notwithstanding the foregoing, Landlord shall not be obligated to make any such correction if the cost of making such correction may exceed U.S.$ 75,000, or if the cost of making such correction, in addition to the cost of other such corrections previously made hereunder and under Paragraphs 2 and 24 (c), may aggregately exceed U.S.$ 75,000, or if such correction is not required for Tenant to continue its manufacturing operations in the Premises.

          (b) The Tenant shall not use or permit the use of the Premises or Equipment for governmental or quasi-governmental functions; any type of political or quasi-political organization or function; any manner of political activity; retail banking; food service (except vending machine operations), or a medical or dental practice.

Term 4. (a) The term of this Lease (hereinafter, the "Term") shall be for a period of three and one half (3 1/2) years, to commence on the Effective Date, and to end on the last day of December 31, 1998, unless sooner terminated as hereinafter provided. On or before September 30th of each calendar year during the Term, Tenant may request, in writing, a one (1) year extension to the Term. Landlord may accept or reject each such request, in its sole discretion. In the event Landlord grants such an extension, the parties will in good faith negotiate the amount of the rent to be paid by Tenant during the period of the extension. The Landlord agrees to respond in writing to the Tenant's request on or before December 5th of the year during which such request was made.

          (b) This Lease shall automatically terminate at the conclusion of the Removal Period (as defined in Paragraph 5 below).

          (c) In addition to any other rights the Tenant may have to terminate this Lease, the Lease may be terminated at any time during the Term by the Tenant providing to the Landlord no less than one hundred twenty
          (120) days prior written notice of the date of termination.

Rent and 5. (a) In consideration of the lease by Landlord to Tenant of the Premises

Other hereunder and the provision of services set forth in Exhibit C, as well as the Payments periodic lease by Landlord to Tenant of the Equipment under certain conditions set forth in this Lease, the Tenant shall pay the applicable following payments : (i)

               monthly rent for the Premises shall be paid as set forth in Rider A, payable monthly in advance on the first day of every calendar month during the Term. However,the monthly installment payment for January and February of 1996 shall be due on March 1, 1996, in addition to the monthly installment payment due for March of 1996. The last monthly installment payment shall include rent for the last calendar month plus rent for the remaining days to the end of the Term. Rent for any period of less than one month shall equal 1/30 of the monthly rent for each day of such period;
               (ii) payment for services set forth in Exhibit C shall be payable monthly; and (iii) monthly rent for the Equipment as set forth in Rider A (hereinafter called the "Equipment Rent") during the Removal Period (as hereinafter defined). Notwithstanding the foregoing, Equipment Rent for the Financing Period (as hereinafter defined) shall be due at the beginning of the Removal Period; (iv) interest on the amount of Equipment Rent unpaid during the Financing Period (as hereinafter defined), the monthly installment rent payments for the Premises delayed until March 1 of 1996 in accordance with subsection (i) of this Paragraph, and the security deposit payable under Paragraph 29, shall be due at the annual rate of fourteen percent (14%), compounded monthly, all such interest to accrue beginning on January 1, 1996, and such interest shall be due and payable for a given payment, on the date the initial payment of rent, the initial payment of Equipment Rent, and security deposit are due pursuant to this Paragraph and Paragraph 29. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to the maximum legal rate.

          (b) The Tenant will pay the rent, the Equipment Rent, and all other payments due hereunder, including, without limitation, interest thereon, without deduction, set off or demand to International Business Machines Corporation, P.O. Box 7247-0298, Branch Office 8HT, Philadelphia, PA 19170-0298, or to such other person or at such other place as the Landlord may designate in writing. Checks for the payment of rent shall be made payable to International Business Machines Corporation. No payment by the Tenant or receipt by the Landlord of a lesser amount than the correct amount of rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction. The Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance or pursue any other remedy provided in this Lease or at law or in equity.

          (c) The parties hereto agree that, in addition to leasing the Premises hereunder, Tenant desires to purchase, and Landlord desires to sell, the Equipment. However, the parties acknowledge that such purchase is contingent on Tenant's successfully raising the funds necessary therefor. In light of the foregoing, Landlord acknowledges that Tenant may require a certain period of time within which to secure the funds necessary to purchase the Equipment. Landlord agrees that Tenant may have up to sixty (60) calendar days after the date of the last signature hereto (hereinafter called the "Financing Period") to secure such funds. Upon the conclusion of the Financing Period, or the date Tenant actually secures the foregoing funds, whichever first occurs, Tenant shall notify Landlord in writing as to whether Tenant successfully secured such funds (hereinafter called the "Equipment Purchase Notice"). In the event Tenant specifies in the Equipment Purchase Notice that Tenant successfully secured the necessary funds to purchase the Equipment, Tenant shall, within thirty (30) calendar days after the date of such notice, purchase the Equipment by execution of the unmodified agreement set forth in Exhibit F (hereinafter, called the "Purchase Agreement") and payment to Landlord of U.S. $6.3 million, in accordance with the Purchase Agreement. In the event Tenant fails to either pay the full payment amount for the Equipment or execute the unmodified Purchase Agreement within the specified time period, such failure shall be deemed a material default under this Lease. In addition to any other rights or remedies Landlord may exercise in the event Tenant fails to meet the foregoing payment and execution obligations, Landlord may use, or dispose of, the Equipment in any manner Landlord in its sole discretion deems fit. Proceeds from any sale by Landlord or its agent of the Equipment, in such event, shall accrue only to the Landlord, and Tenant shall have no right, title, or interest therein, except as otherwise specified in Paragraph 5 (d) below . In addition, payment by Tenant of only a portion of the full payment amount for the Equipment or of any Equipment Rent shall not confer on Tenant any right, title, or interest in any portion of the Equipment. In the event Tenant specifies in the Equipment Purchase Notice that Tenant failed to secure the necessary funds to purchase the Equipment, or fails to provide the Equipment Purchase Notice within the time required, Tenant shall vacate the Premises and remove Tenant owned assets from the Site within no more than seventy-five (75) calendar days after the earlier of the end of the Financing Period or the date of such the Equipment Purchase Notice (hereinafter called the "Removal Period"). During the Removal Period, Tenant shall, in addition to the rent for the Premises and any other payments required under this Lease, pay to Landlord the monthly Equipment Rent, payable monthly in advance on the first day of every calendar month during the Term plus rent for the remaining days to the end of the Term.

           The foregoing rent for the Equipment for any period of less than one month shall equal 1/30 of the montly rent for each day of such period.

           (d) If Landlord sells part or all of the Equipment within six (6) months after the end of the Removal Period for an aggregate gross price that exceeds seven million U.S. dollars (U.S. $7,000,000.00), the Tenant will receive a rebate on its Equipment Rent actually paid to Landlord in the following amount:

               fifty percent (50%) of the gross sales proceeds in excess of seven million U.S. dollars (U.S. $7,000,000) less fifty percent (50%) of any taxes on such excess sales proceeds (exclusive of any taxes on Landlord's net income).

Care of    6. (a) The Tenant will take good care of the Premises, the Equipment
Premises   (prior to purchase of such Equipment by Tenant pursuant to Paragraph
           5) the and Building fixtures and appurtenances located within the Premises, and Equipment any alterations, additions and improvements to the Premises; will repair all damage to the same resulting from the negligent or willful acts of the Tenant, or its employees, agents, contractors, or invitees; will suffer no waste or injury; will execute and comply with all federal, state and local laws, rules, orders, statutes, directives, ordinances and regulations (collectively herein called the "laws"), at any time issued or enforced by any lawful authority, applicable to the Tenant's use, manner of use or occupancy of the Premises; and will repair, at or before the end of the term, all injury done by the installation or removal of furniture and property.

           (b) At any time, whether voluntarily or pursuant to governmental requirements, the Landlord may, at its cost, make repairs and improvements in or to the Building or any part thereof, including the Premises. The Landlord may close entrances, doors, corridors, elevators or other facilities, all without any liability to the Tenant by reason of interference, inconvenience, or annoyance. The Landlord shall use reasonable efforts not to interfere with the Tenant's use and occupancy of the Premises. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

Assign-    7.(a)  The Tenant shall not, whether voluntarily or by operation of
ment,      law, assign, encumber or otherwise transfer this Lease or any
Subletting interest herein, or sublet the Premises or any part thereof, or Recapture permit the Premises to be occupied by anyone other than the Tenant or the Tenant's employees, contract labor, customers or contractors without the prior written consent of the Landlord. Notwithstanding the foregoing, but subject to Landlord's prior written consent, which will not be unreasonably withheld, Tenant may sublet the Premises to one Spinoff Entity, which is defined herein as a party that is a corporation, company or other entity:

          1) more than twenty percent (20%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than twenty percent (20%) of whose ownership interest representing the right to make the decisions for such corporation, company, or other entity is;

          now or hereafter, directly owned or controlled by a party hereto; and

          (2) and more than twenty percent (20%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or

          (a) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than twenty percent (20%) of the ownership interest representing the right to make the decisions for such corporations, company or other entity is;

          (b) now or hereafter, not directly owned or controlled by any single third party; and

          3) (c) that is formed for the purpose of purchasing or otherwise accepting the conveyances to it of an operating division, product line or other significant part of the business of a party hereto engaged in a Cubing Process (as defined in the Cubing Technology License Agreement between the parties, executed contemporaneously herewith) and to which such operating division, product line or other significant part of the business of such party has actually been sold or otherwise conveyed and is thereafter operated; but such corporation, company or other entity shall be deemed to be a Spinoff Entity only so long as such conditions in Paragraph 7(a) above continue to be satisfied. Withholding of consent by Landlord shall be deemed reasonable, without limitation, if the subletting entity is, in the opinion of Landlord, a competitor to Landlord. In addition, subject to Landlord's prior written consent, which will not be unreasonably withheld, Tenant may sublet the Premises to one party that is a corporation, company or other entity: 1) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or 2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% or of whose ownership interest representing the right to make the decisions for such corporation, company, or other entity is: now or hereafter, owned or controlled, directly or indirectly, by a party hereto. Withholding of consent by Landlord shall be deemed reasonable, without limitation, if the subletting entity is, in the opinion of Landlord, a competitor to Landlord.

          For purposes of this Lease, an assignment shall include any transfer of any interest in this Lease or the Premises by the Tenant pursuant to a merger, division, consolidation or liquidation, or pursuant to change in ownership of the Tenant involving a transfer of voting control in the Tenant (whether by transfer of partnership interests, corporate stock or otherwise). Landlord will not unreasonably withhold its consent to an assignment to be made to an entity acquiring Tenant through a merger, division, consolidation or liquidation of Tenant. Withholding of consent by Landlord of such an assignment shall be deemed reasonable, without limitation, if the acquiring entity is a competitor to Landlord. In the event of an assignment by Tenant of this Lease, Tenant's assignee shall assume the Tenant's obligation hereunder accruing on or after the date of assumption. Any sale, assignment, mortgage, transfer, or subletting of this Lease or interest herein that is not in compliance with the provisions of this Paragraph shall be of no effect and void.

          (b) The Landlord may assign this Lease and shall not be liable for obligations thereafter accruing hereunder; provided that the Landlord's assignee shall assume the Landlord's obligations hereunder accruing on or after the date of assumption.

Altera-   8. (a)  The Tenant shall not make or permit anyone to make any tions alterations in or additions to the Premises (herein collectively called "improvements") or install any equipment that will require any improvements to the water, heating, air conditioning or electrical or other Building systems or equipment, without the Landlord's advance written consent in each instance, which will not be unreasonably withheld. The following reasons, without limitation, shall be deemed, singly or cumulatively, reasonable bases upon which Landlord may withhold its consent to the foregoing alterations, additions, or installations;such alterations, additions, or installations, in the opinion of Landlord: (i) present or create an unsafe condition; (ii) create an excessive demand on services or utilities to be provided by Landlord; (iii) require services or utilities that Landlord does not provide under this Lease; (iv) may damage or impair existing systems and services of Landlord; (v) would violate governmental laws, regulations, orders, ordinances, or permits (including, without limitation, the permit set forth in Exhibit J); (vi) would require Landlord to expend a significant sum to remove and/or restore Premises to its pre-existing condition; or (vii) might weaken or impair the soundness of the existing infrastructure of the Building or other portions of the Site. If the Landlord consents to the Tenant's request to make improvements or add other equipment to the Premises, before commencing the work or delivering any materials into the Building, the Tenant shall furnish the Landlord with (i) plans and specifications therefor, and (ii) information, in the form and content set forth in Exhibit E, "Facilities Environmental Data Input Sheets," regarding any increase or decrease in the use of Landlord-provided utilities (including but not limited to, water, heating, air conditioning, electrical, exhaust, drainage, gases, compressed air, chemical usage, and process vacuum) that may arise from the foregoing improvements or equipment installation. In the case where Tenant requests Landlord to perform the foregoing improvements or equipment installation, if the Landlord is willing to perform the Tenant requested improvements, the Tenant shall provide the Landlord with a request for quote, in writing, on an IBM Request for Rearrangement Form (Exhibit H) signed by the Tenant's on-site supervisor. The request for quote shall include, without limitation, any requests by Tenant to restrict certain contractors from performing said improvements. This request should shall be delivered to the IBM Space Planner for the Building and shall contain all necessary data sheets (FEDS), specifications, sketches, mini-maps, and any other information required by the Landlord to provide a written estimate of the cost of such work to the Tenant. Before any work commences the Tenant shall provide the Landlord written authorization by the Tenant's on-site supervisor for Landlord to perform the requested work and to charge Tenant actual costs for such work, including cost of design services, plus a 14% overhead cost adder. The Landlord shall use reasonable efforts to provide a written estimate to the Tenant within fourteen (14) days after the Tenant has delivered to the Landlord the information required of it. The written estimate shall contain an estimate of the cost of the work to be done as well as a maximum price for the work. In the case where the Tenant chooses to perform said work, or contract the services of a subcontractor directly, the Tenant is responsible for providing the Landlord with names and addresses of proposed contractors who will perform the work, copies of contracts, necessary permits, waivers of lien, and indemnification against claims, costs, damages, liabilities and expenses, each in form and amount satisfactory to the Landlord. Contractors not listed on the Landlord list of approved Contractors will not be permitted, except in the sole discretion of Landlord, to enter the Site. All improvements shall be installed in a good, workmanlike manner and only high grade materials which are in accordance with the Building standards shall be used. Whether the Tenant furnishes the Landlord the foregoing or not, if the Tenant chooses to perform the work or contract the services of a subcontractor directly, the Tenant hereby agrees to indemnify and hold the Landlord harmless from and defend it against any and all claims, costs, damages, liabilities and expenses of every kind and description which may arise out of or be connected in any way with these improvements or the installation thereof, except to the extent of the negligent act of Landlord, as determined by a court of competent jurisdiction. Before commencing any work in the Premises, the Tenant shall furnish the Landlord with certificates of insurance from all contractors performing labor or furnishing materials, insuring the Landlord against any and all claims, costs, damages, liabilities and expenses which may arise out of or be connected in any way with these improvements or the installation thereof.

          (b) The Tenant shall pay the cost of all of its improvements and also the cost of decorating the Premises occasioned by them. All improvements shall comply with all insurance requirements and with all applicable laws. The Tenant shall permit the Landlord to supervise construction of these improvements and decorations.

          (c) Upon completing any improvements made by the Tenant or its subcontractor, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. Tenant shall also furnish as-built drawings of each applicable trade (for example, architectural, electrical, mechanical, piping), in softcopy form, which shall have been generated utilizing a Landlord-approved computer-aided design system, and which shall be in compliance with Landlord's drafting specifications which are attached to this Lease as
          Exhibit I.

          (d) The privilege herein granted to the Tenant to make improvements to the Premises is conditioned upon the Tenant's contractors, workmen and employees working in harmony and not interfering with the workmen, employees and contractors of the Landlord or of any other tenant.
          The Tenant shall have the right to remove from the Premises all hardware and non-trade fixtures and all improvements, temporary or permanent, in the Premises, whether placed there by the Tenant or by the Landlord at the request of the Tenant, so long as the Tenant repairs, by the end of the Term, all damage to the Premises caused by the removal thereof. All such hardware and non-trade fixtures and improvements which are not removed by the Tenant shall become the Landlord's property and shall remain upon the Premises at the end of the Term, however ended, without compensation, allowance or credit to the Tenant.

          (e) The Landlord may require the Tenant to remove improvements (including equipment requiring improvements as aforesaid in subparagraph (a)), hardware and non-trade fixtures prior to the end of the Term, however ended, whether installed by the Landlord or the Tenant before or after the start of the Term. The Tenant shall remove the same prior to the end of the Term and the Tenant shall repair all damage to the Premises caused thereby. If, after the Landlord's request, the Tenant does not remove items it is required hereunder to remove prior to the end of the Term, the Landlord may remove the same and repair all damage caused thereby, and the Tenant shall pay to the Landlord upon demand the cost of such removal and repair of all damage.

          (f) The Tenant shall remove the Tenant's furniture, machinery, tools, equipment, trade fixtures, and other items of personal property of every kind and description from the Premises prior to the end of the Term, however ended. If not so removed, the Landlord may request their removal, and if the Tenant does not remove them, the Landlord may do so and the Tenant shall pay the Landlord upon demand the cost of such removal and repair of all damage. If the Landlord does not request their removal, or removal of selected improvements, and they are not removed by Tenant, all such items shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without compensation, allowance or credit by the Landlord to the Tenant.

          (g) Tenant shall, at or before the end of the Term, remove the Equipment purchased by Tenant, in its entirety, including, without limitation, all tools, equipment, fixtures, and other equipment used in the Premises, in accordance with all applicable government rules, regulations, ordinances, and statutes, including those applicable to the use and disposal of Hazardous Materials. Tenant shall pay Landlord the cost of any damage to the Premises not repaired by the Tenant within the time-frame specified in Paragraph 8(d) above resulting from the foregoing removal activity.

Signs 9. The Tenant shall not permit or suffer any signs, logos, symbols, advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the Premises (to the extent visible outside of the Building), or in any other part of the Building, or on the street adjacent to the Building.

Services  10. (a) In consideration of payment of rent for the Premises
and       hereunder, Landlord will provide the Tenant the following services
Utilities and utilities:

               (1) JANITOR SERVICE (i) in that portion of the Premises designated Office Space in Exhibit D (the "Office Space"), Saturdays, Sundays and holidays recognized by the Landlord excepted. Janitor Services will be provided by Landlord that consists of (A) monthly cleaning of floors only, and sweep and wetmop, (B) weekly trash and recycle pickup and removal, (C) annual strip and wax of floors; (ii) in the Perimeter Aisle designated in Exhibit G, Janitor Service will be provided by Landlord that consists of weekly cleaning, dustmop and wetmop;
               (iii) in the cores designated in Exhibit G, Janitor Service consists of semimonthly vacuum and damp wipe of ceiling, overhead pipes, overhead lights, and walls; and (iv) in the garment room designated in Exhibit G, Janitor Service consists of periodic cleaning as required to maintain the Clean-Room Specification, as defined in Rider C, in the adjacent manufacturing space.
               Landlord shall not be responsible for providing Janitor Services in the Manufacturing Clean Aisle designated in Exhibit G. The Tenant shall not provide any additional or alternative janitor service to that described in Paragraph 10 (a)(1)(i)-(iv) without the Landlord's written consent. If the Landlord consents, such janitor service shall be at the Tenant's sole cost and responsibility and subject to the Landlord's inspection. The Tenant shall not provide any janitor service in the Premises except through a janitor contractor or employees satisfactory to the Landlord, to be determined by the Landlord in its sole judgment.

               (2) HEAT AND AIR CONDITIONING twenty four (24) hours daily, manufacturing shutdowns required by the Landlord excepted, whenever heat or air conditioning shall, in the Landlord's sole judgment, be required for the comfortable occupation and use of the Premises. Landlord will provide Tenant prior notice, consistent with that provided to other occupants of the Building, of such manufacturing shutdowns. Whenever alterations are made by Tenant, as described in Paragraph 8, or additional heat generating machines or equipment, or lighting fixtures other than Building standard lighting fixtures are added to the Premises and affect the Building air conditioning system, the Landlord may install supplementary air conditioning units in or for the benefit of the Premises, and the cost of installation, operation and maintenance thereof shall be paid by the Tenant to the Landlord upon billing by the Landlord as additional rent.

               (3) WATER from municipal mains for drinking, lavatory, and toilet purposes, drawn through fixtures installed by the Landlord or by the Tenant with the Landlord's written consent. The Tenant shall pay, at rates fixed by the Landlord, for excessive water usage, the amount of which shall be determined by Landlord in its sole discretion.

               (4) DE-IONIZED WATER, PROCESS WATER and CHILLED WATER, as described in Rider C, for use in the current location of the Manufacturing Area (as hereinafter defined), in the quantity currently utilized in such locations as of the Effective Date, twenty-four (24) hours daily, manufacturing shutdowns by the Landlord excepted. Landlord will provide Tenant prior notice consistent with other occupants of the Building, of such manufacturing shutdowns. With respect to the foregoing usage, de-ionized water, process water, and chilled water will be furnished by the Landlord without extra charge. If the Tenant's requirements of de-ionized water, process water, and chilled water are in excess of those set forth in the preceding sentence, the Tenant shall pay, at rates fixed by Landlord, consistent with the rate charged to other Site occupants, for such excessive water usage.

               (5) ELECTRICITY for Building standard lighting fixtures and for the Tenant's incidental uses, twenty-four (24) hours daily, manufacturing shutdowns required by the Landlord excepted, as follows: (i) with respect to such incidental uses, electricity will be furnished in the Office Space by the Landlord to the Tenant without extra charge provided that (1) the electricity so furnished for incidental uses will be at nominal 120 volt single phase and that no electrical circuit for the supply of such incidental use will have a current capacity exceeding 15 amperes and (2) such incidental electricity will be used only for equipment and accessories normal to office usage such as personal computers, typewriters, calculating machines, and other standard machines of similar low electrical consumption; and (ii) with respect to such incidental uses, electricity will be furnished in the portion of the Premises other than the Office Space (the "Manufacturing Area") by the Landlord to the Tenant as presently provided to the Premises without extra charge, provided that Tenant's electrical consumption does not exceed the current electrical usage of the Premises as of the Effective Date plus any incremental additional electrical usage agreed to by Landlord pursuant to Paragraph 8(a). If the Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, including electricity for machines such as electronic data processing equipment or for special lighting fixtures, the Tenant shall pay the Landlord upon billing for the cost of such excess electricity as additional rent. The Tenant shall also pay the Landlord for the cost of installing any additional risers or other facilities that may be necessary to furnish such excess electricity to the Premises.

               (6) BULK GASES for use in the current location of the Manufacturing Area, in the quantities currently utilized in such locations as of the Effective Date, twenty four (24) hours daily, manufacturing shutdowns by the Landlord excepted. Bulk Gases consist of compressed air, Nitrogen, Oxygen, and Argon, as described in Rider C. With respect to the foregoing usage, Bulk Gases will be furnished by the Landlord without extra charge. If the Tenant's requirements for Bulk Gases are in excess of those set forth in the preceding sentences, the Tenant shall pay the Landlord upon billing for the cost of such excess Bulk Gases as additional rent.

          (b) The Landlord does not warrant that any of the services listed above will be free of or from interruption caused by war, insurrection, civil commotion, riots, acts of God or the enemy or of Government action, repairs, renewals, improvements, strikes, lockouts, or picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies, or any other cause or causes beyond the Landlord's reasonable control. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease. Notwithstanding the foregoing, Landlord will use reasonable efforts to reestablish such service following the foregoing interruption(s).

          (c) Notwithstanding anything to the contrary in this Paragraph or elsewhere in this Lease, the Landlord shall have the right to institute policies, programs and measures of general applicability to the Site as may be necessary or desirable, in the Landlord's sole discretion, for the conservation and/or preservation of energy or energy-related services, or as may be required to comply with any applicable laws, whether mandatory or voluntary; provided, however, unless such policies, programs or measures are mandatory under applicable law, they shall not have any significant adverse impact on the Tenant's use and occupancy of the Premises as permitted under Paragraph 2.

Notice 11. Any notice or demand under this Lease shall be in writing and shall be considered properly delivered when addressed as hereinafter provided, given or served personally, or by fax, receipt confirmed, or by registered or certified mail (return receipt requested) and deposited in the United States general or branch post office. Any notice, or demand by the Landlord to the Tenant shall be addressed to the Tenant at the Premises until otherwise directed in writing by the Tenant. Any notice or demand by the Landlord to the Tenant shall be addressed to the Manager of Contracts, 3001 Redhill Avenue, Building III, Costa Mesa, California 92626, with copies addressed simultaneously to John M. Wursthorn, at the Premises. Any notice, request, communication or demand by the Tenant to the Landlord shall be addressed to the Landlord's building manager (presently Joseph Walsh) at the Building with copies addressed simultaneously to the Landlord, attention of the Associate General Counsel, IBM Real Estate Services, 208-262 Harbor Drive, P.O. Box 10501, Stamford, Connecticut, 06904-2501 and attention of the RES Director, U.S. Operations, IBM Real Estate Services, 208-262 Harbor Drive, P.O. Box 10501, Stamford, Connecticut, 06904-2501, until otherwise directed in writing by the Landlord. Rejection or other refusal to accept a notice, or demand or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice, request, communication or demand sent. Routine daily requests or communications between the parties may occur by e-mail transmission.

Landlord's 12. The Landlord's title is and always shall be paramount to the
Title Tenant's interest in this Lease, and nothing herein contained shall empower the Tenant to do any act which shall encumber the Landlord's title.

Certain    13. (a)  The Landlord reserves the following rights to be
Rights     exercised in the Landlord's sole discretion:
Reserved
to             (1)  To change the name or street address of the Building without
Landlord       notice to the Tenant or liability of the Landlord to the Tenant.

               (2) To install and maintain a sign or signs on the exterior of the Building.

               (3) During the last ninety (90) days of the Term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy.

               (4) To constantly have pass keys or other access devices to the Premises. Tenant shall not install locks or any other security devices on doors providing access to and in any part of the Premises without Landlord's prior written consent.

               (5) To grant to anyone the exclusive right to conduct any particular business or undertaking in the portion of the Site other than the Premises.

               (6) To take any and all measures, including inspections, repairs and improvements of and to the Premises or elsewhere in the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises and other parts of the Building or the Landlord's interests therein, or as may be necessary or desirable in the operation of the Building. The Landlord shall use reasonable efforts not to interfere with the Tenant's use and occupancy of the Building.

               (7) To approve the weight, size and location of tools, equipment, fixtures and other heavy equipment and articles in and about the Premises and elsewhere in the Building so as not to exceed the legal live load of 200 lb per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building only at such times and in such manner as the Landlord shall direct in writing. The Landlord represents that the present placement of the Equipment does not violate the foregoing. The Tenant shall not install or operate machinery or any mechanical devices of a nature not related to the Tenant's ordinary use of the Premises without the prior written consent of the Landlord. Movement of the Tenant's property into or out of the Building and within the Building are entirely at the Tenant's risk and responsibility, and the Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building.

               (8) To establish controls generally applicable to the Site for the purpose of regulating all property and packages, both personal and otherwise, to be moved into or out of the Building, and all persons using the Building after normal office hours.

               (9) To regulate delivery and service of supplies and the usage of the loading docks, receiving areas and freight elevators.

          (b) Subject to the provisions of Subparagraph (c), the Landlord may enter the Premises and may exercise any or all of the foregoing rights enumerated in Subparagraphs (a) (7) and (8), without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant, provided that the Landlord gives the Tenant the specified notice, or if no notice period is specified, then a reasonable notice, of any intention to enter the Premises (unless doing so is impractical or unreasonable because of emergency), and does not interfere unreasonably with the Tenant's use and enjoyment of the Premises.

          (c) Notwithstanding any provision in this Lease to the contrary, the Landlord shall require the consent of the Tenant to enter the Premises, which consent the Tenant will not unreasonably withhold or delay, except that no consent will be required for the Landlord to enter the Premises (i) while it or its employees are providing services to Tenant in accordance with provisions of this Lease (ii) if there is an emergency as determined by the Landlord in good faith, and those requiring entry are employees or contractors of the Landlord who work in the security or emergency response function or (iii) pursuant to Paragraph 19.

Default   14. If the term of any lease made by the Tenant for any space in
Under     the Building, other than this Lease, shall be terminated or
Other     terminable after the making of this Lease because of any default
Leases by the Tenant under such other lease, such fact shall constitute a default under this Lease and shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

Waiver of 15. (a)  To the extent permitted  by  law, the Tenant hereby
Claims releases the Landlord and the property manager and their respective agents, invitees, contractors and employees, from, and waives all claims for injury (including death) to any person and damage to any property sustained by the Tenant or its agents, employees, contractors or invitees or any other occupant of the Building or Premises, resulting from the Building or Premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident, assault or robbery in or about the Building, or resulting directly or indirectly from any act, omission or neglect of any tenant or occupant of the Building or of any other person, including the Landlord and the property manager and their respective agents, contractors, invitees and employees. This Paragraph shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noises, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act, omission or neglect of the Landlord or the property manager or of other tenants, occupants, or contractors in the Building or of any other person, and whether such damage be caused or results from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the Premises or to the Building or any part thereof, or whether to the Landlord or the property manager, or to other tenants in the Building, results from any act, omission or neglect of the Tenant or its agents, employees, contractors or invitees, the Landlord may, in its sole discretion, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of the repairs as additional rent. The Tenant shall not be liable for any damages caused by its act, omission or neglect to the extent the Landlord or a tenant has recovered insurance proceeds therefor and the insurance company has waived in writing its rights of subrogation. The immediately preceding sentence shall take precedence over the indemnity provided by Tenant pursuant to Paragraph 26(a) (the "Indemnity") but only with respect to damages subject to Landlord insurance coverage, and only to the extent that the Landlord actually recovers insurance proceeds from its insurance company; Tenant shall continue to be liable to Landlord under the Indemnity for that portion of the damages caused by Tenant's act, omission or neglect that is equal to the amount of Landlord's applicable insurance deductible, if any, as well as any other portion of the damages incurred by Landlord for which Landlord does not actually receive insurance proceeds.

          (b) As a material part of the consideration to the Landlord, the Tenant hereby assumes all risk of assault or robbery and risk or damage to or loss, theft or misappropriation of property in, upon or about the Site, Premises and Building (and any motor vehicles, if applicable) from any source and to whomever belonging, and the Tenant hereby waives all claims in respect thereof against the

          Landlord and the property manager and their respective agents, contractors, invitees or employees.

Holding   16. (a)  If the Tenant retains possession of the Premises or any
Over part thereof after the end of the Term, however ended, the Tenant shall pay the Landlord rent at double the rate of rental specified in this Lease for the time the Tenant remains in possession, which rate of rental shall be equal to the rate of rental applicable to the final year of the Term, and in addition thereto, shall pay the Landlord for all damages, whether consequential, special, incidental or otherwise, sustained by reason of the Tenant's retention of possession. In such event, Landlord shall have no obligation to continue providing the services specified in Exhibit C. If the Tenant remains in possession of the Premises, or any part thereof, after the end of the Term, however ended, such holding over shall, at the election of the Landlord expressed in a notice to the Tenant and not otherwise, in lieu of double rent, constitute a renewal of this Lease for one month for the same rent and additional rent set forth in this Lease for the
          final year of the Term prior to such renewal.   The provisions of this
          Paragraph do not waive the Landlord's rights of reentry or any other rights hereunder or available at law or in equity.

          (b) The word "possession" shall include continued occupancy of persons or of items that the Tenant is required by Paragraph 8 to remove but which continue to remain in the Premises beyond the end of the Term.

Rules 17. The Tenant shall observe faithfully and comply strictly with the rules and regulations attached to this Lease and made a part hereof as Rider B, and such other rules and regulations applicable to the Site generally promulgated from time to time by the Landlord, which in the Landlord's sole judgment are necessary for the safety, care and cleanliness of the Building or for the preservation of good order therein. The Landlord will not be liable to the Tenant for violation of such rules and regulations by any other tenant, or its employees, agents, invitees, or contractors.

Subordi-  18. (a)  This Lease shall be subordinate and subject at all times nation to all ground or underlying leases and to any mortgage or deed of trust covering the Premises or which at any time hereafter shall be made, and to all renewals, modifications, consolidations, or replacements thereof, and to all advances made, or hereafter to be made, upon the security of any such mortgage or deed of trust. The Tenant shall execute instruments subordinating this Lease to any such mortgage or deed of trust as the Landlord shall request.

          (b) If the Landlord commits any act or omission which would give the Tenant the right under this Lease to damages from the Landlord or the right to terminate this

          Lease, the Tenant agrees that it will not sue for such damages or terminate this Lease until (i) it shall have given written notice of the act or omission to the Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises or of any ground or underlying lease, if the name and address of such holder(s) have been furnished to the Tenant, and (ii) a reasonable period of time, in light both of the time required to effect a remedy and of the impact of the act or omission on the Tenant's business operations at the Premises, for remedying the act or omission has elapsed following the giving of the notice, during which time the Landlord and such holder(s),or either of them, and their agents or employees, will be entitled to enter upon the Premises and do whatever may be necessary to remedy the act or omission.

Default 19. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law or equity.

          (a) The occurrence of any one or more of the following events shall constitute a default by the Tenant and a breach of this Lease: (i) the Tenant fails to make a payment of rent, Equipment Rent, or any other payment of money (other than the payment for purchase of Equipment specified in Paragraph 5c), as and when the same shall become due and payable hereunder and such failure shall continue for more than ten (10) consecutive days after notice by the Landlord, or
          (ii) the Tenant fails to promptly and fully perform or observe any of the other provisions in this Lease to be performed or observed by the Tenant and the failure shall continue for more than twenty (20) consecutive days after notice by the Landlord specifying the nature of such failure, or if the failure so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said twenty (20) day period, the Tenant shall not have commenced to cure or remedy the failure in good faith within such twenty (20) day period and thereafter diligently proceeded to cure or remedy it, (unless the act or omission of the Tenant or occurrence involves a hazardous or emergency condition which shall be cured by the Tenant forthwith upon the Landlord's demand) or (iii) the leasehold interest or property of the Tenant be levied upon under execution or be attached by process of law, unless Tenant shall in good faith use best efforts to remove any such lien or attachment (except that if Tenant fails to remove such lien or attachment within one hundred twenty (120) calendar days of the date such lien or attachment was first imposed, Tenant shall nevertheless be in default and in breach of this Lease), or (iv) the Tenant discontinues the conduct of its business in the Premises for more than thirty (30) consecutive days, or (v) at any time prior to or during the Term, the Tenant makes an assignment for the benefit of creditors, or a receiver be appointed for any property of the Tenant, or any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy law shall be filed by or against the Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Tenant insolvent or unable to pay the Tenant's debts, and in the case of any involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) consecutive days from the date it is filed, or (vi) the Tenant fails to meet any of its obligations specified in Paragraph 5(c).

          (b) If the Tenant defaults hereunder, and at any time thereafter, (i) if the Term shall not have commenced, the Landlord may cancel and terminate this Lease by notice to the Tenant, or (ii) if the Term shall have commenced, the Landlord may serve upon the Tenant a notice that this Lease and the Term will terminate on a date to be specified therein, (which shall not be less than five (5) consecutive days after the date the Landlord's notice is given), and upon the date so specified by the Landlord in its notice, this Lease and the then unexpired Term shall terminate and come to an end as fully and completely as if the date specified in the Landlord's notice was the day herein definitely fixed for the end and expiration of this Lease and the term, and the Tenant shall then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter set forth; provided, however, that if the Tenant shall fail to make timely payment of rent, and such failure shall continue for two (2) consecutive months, or if the Tenant shall fail to perform or comply with a provision of this Lease, including the timely payment of rent, two (2) or more times in any period of six (6) months then, notwithstanding that each act or omission shall have been cured within the period after the giving of notices as herein provided, any further similar act or omission shall be deemed to be deliberate and the Landlord thereafter may serve the aforesaid notice of termination without affording to the Tenant a further opportunity to cure the default.

          (c) Upon termination of this Lease by the Landlord as hereinabove provided, or if the Premises become vacated or deserted, the Landlord may, without notice, terminate all services including, without limitation, those set forth in Exhibit C, and reenter the Premises either by force or otherwise, and by summary proceedings or otherwise, dispossess the Tenant and the legal representatives of the Tenant or any other occupant of the Premises, and remove their effects without being deemed in any manner guilty of trespass, eviction or forceable detainer, and hold the Premises as if this Lease had not been made.

          (d) If the Tenant defaults as provided in this Paragraph, the Landlord shall have the right, without notice or demand to the Tenant (the Tenant hereby irrevocably waiving all notices and demands, statutory or otherwise, including any notice otherwise required in connection with any forcible entry and detainer action), to terminate this Lease, and the Tenant's right to possession of the Premises without terminating this Lease, in which event the Landlord shall be entitled to receive from the Tenant:

               (1) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

               (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; plus

               (3) any other amount necessary to compensate the Landlord for all the detriment proximately caused by the Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

               (4) at the Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law or in equity.

               As used in subparagraphs (1) and (2) above, "worth at the time of award" shall mean the present value determined using the then highest lawful interest rate, but in no event to exceed fourteen
               (14) percent per annum.

          (e) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or of the law, to which the Tenant has or may have an interest, may be handled, removed or stored by the Landlord at the Tenant's risk and cost, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord upon demand as additional rent any and all expenses incurred by the Landlord to remove and store such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any property of the Tenant which is not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

          (f) The Tenant shall pay upon demand all costs and charges, including the fees of counsel, agents and others retained by the Landlord, incurred by the Landlord to enforce or carry out the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned, plus interest from the date of payment at the annual rate of fourteen percent (14%), which amount shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand (but in no event, at a rate which is more than the highest rate which is at the time lawful in the State where the Building is located).

           (g) The Tenant hereby expressly waives the service of notice of intention to reenter or to institute legal proceedings to that end and waives any and all rights of redemption granted by or under any present or future laws by reason of the Tenant being evicted or dispossessed for any cause, or by reason of the Landlord obtaining possession of the Premises because of the Tenant's violation of any of the provisions of this Lease or otherwise. The words "reenter", "enter" and "reentry" as used in this Lease are not restricted to their technical legal meaning.

           (h) If the Tenant breaches or threatens breach of any of the provisions of this Lease on its part to be performed hereunder, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude the Landlord from pursuing any other remedy available at law or in equity.

           (i) The delivery of keys to any agent or employee of the Landlord shall not be considered as a termination of this Lease or a surrender of the Premises.

           (j) The Landlord and the Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters not relating to personal injury but otherwise arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the Premises, or any emergency statutory remedy. The Tenant further agrees that it shall not interpose any counterclaim in a summary proceeding or in any action based on nonpayment of rent or any other payment required of the Tenant hereunder unless the rules of civil procedure of the forum in which the summary proceeding or action is initially brought by Landlord specifies that all related claims, including counterclaims, if not brought in such summary proceding or action, shall be permanently barred from any future legal proceeding.

Mechanics' 20. The Tenant shall not permit any mechanics' or materialmen's
Liens liens to be filed against the fee of the real property on which the Building is located nor against the Tenant's leasehold interest in the Premises or the Equipment. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any mechanics' or materialmen's liens are so filed, the Landlord, at its election, may pay and satisfy the same in which event the sums so paid by the Landlord, with interest from the date of payment at the annual rate of fourteen percent (14%).

Eminent   21. (a) If the whole or any part of the of the Premises shall be
Domain lawfully condemned or taken in any manner for any public or quasi-public use, at the Landlord's option, this Lease and the term shall forthwith cease and terminate on the date of the taking of possession by the condemning authority and the Landlord shall be entitled to receive the entire award without any payment to the Tenant, the Tenant hereby assigning to the Landlord the Tenant's interest in the award, if any, and the rent shall be apportioned as of such date.

          (b) If a part of the Building shall be so condemned or taken and if the Landlord determines in its sole discretion that the Building should be restored in such a way as to materially alter the Premises, or that the Building should be demolished, the Landlord may terminate this Lease and the term without compensation to the Tenant by notifying the Tenant of such termination within sixty (60) days following the date of the taking of possession by the condemning authority, and this Lease and the term shall expire on the date specified in the notice of termination not less than sixty (60) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term, and the rent shall be apportioned as of such date.

Casualty 22. (a) If there is damage or destruction to the Premises during the Term by fire, the elements, or casualty, the Landlord shall forthwith repair the same, provided such repairs can be made within one hundred twenty (120) days from the date of the damage or destruction as determined by the Landlord in its reasonable discretion. The damage or destruction shall in nowise annul or void this Lease, but the Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. Such proportionate reduction shall be based upon the extent to which the Premises, or part thereof, may be untenantable; provided, however, if the portion of the Premises which is untenantable makes it impossible, in the Landlord's reasonable judgment and discretion, for the Tenant to continue its manufacturing operations, the entire rent for the Premises shall abate until the Premises are repaired and Tenant shall cease all manufacturing operations until the repairs are completed.

          (b) If the Landlord determines in its reasonable discretion that such repairs to the Premises cannot be made within one hundred twenty (120) days from the date of the damage or destruction the Landlord may, at its option to be exercised within thirty (30) days from the date of such damage or destruction, make the same as soon as possible thereafter, this Lease continuing in full force and effect and the rent to be proportionately reduced or abated as provided in subparagraph (a) above. If the Landlord does not so elect to make such repairs which cannot be made within said one hundred twenty (120) day period, and the Tenant chooses, within thirty (30) days of such notification, not to make such repairs at its own expense, this Lease may be terminated at the option of either party.

          (c) The Landlord shall promptly (but in no event later than thirty
          (30) days after the date of such damage or destruction) notify the Tenant in writing of its estimate of the time needed to make repairs. The Tenant shall exercise its right to terminate this Lease, in accordance with Paragraph 22 (b) above, no later than thirty (30) days after receipt of such notice from the Landlord.

          (d) If the Building is damaged, this Lease shall continue in full force and effect, but the Landlord shall forthwith repair such damage; except that if the Building is severely damaged or destroyed as determined by the Landlord in its sole discretion, the Landlord, at its option to be exercised within thirty (30) days from the date of such damage or destruction, may terminate this Lease. The Tenant shall be entitled to a proportionate reduction or abatement of rent only if the Premises are untenantable as aforesaid and no such rent reduction shall be allowed by reason of inconvenience, annoyance or injury to the Tenant's business because of such damage or destruction, or the necessity of repairing any portion of the Building, or the making of such repairs, and the Landlord shall not be liable to the Tenant because of such inconvenience, annoyance or injury. In the event the Premises are untenantable, and if comparable space is available at the Site, Landlord, may, in its sole discretion, make said space available to Tenant, and the rent shall thereupon become due and payable. In such event, Tenant shall assume all costs of relocation and fix-up of the new premises.

Waiver of 23. Each party hereto releases the other and waives all claims for
Sub-      recovery from the other party for any loss or damage to any of its rogation property in the amount of the insurance proceeds recovered under property insurance policies. The immediately preceding sentence shall take precedence over the indemnity provided by Tenant pursuant to Paragraph 26(a) (the "Indemnity") but only with respect to damages subject to Landlord insurance coverage, and only to the extent that the Landlord actually recovers insurance proceeds from its insurance company; Tenant shall continue to be liable to Landlord under the Indemnity for that portion of the damages caused by Tenant's act, omission or neglect that is equal to the amount of Landlord's applicable insurance deductible, if any, as well as any other portion of the damages incurred by Landlord for which Landlord does not actually receive insurance proceeds.

Insurance 24. (a) The Tenant shall purchase and during the Term maintain for the benefit of the Tenant, the Landlord and the property manager (as their respective interests may appear) insurance coverages on terms and with companies reasonably satisfactory to the Landlord. Initially, the Tenant shall maintain the following coverages in the following amounts with such increases in limits as the Landlord may from time to time reasonably request:

               (i) Comprehensive General Liability Insurance, naming the Tenant, the Landlord, the Landlord's lender and the property manager as additional insured, covering any liability for bodily injury, personal injury (including death) and property damage arising out of the Tenant's operations, assumed liabilities or use of the Premises, for limits of liability not less than:

                              Bodily             (*) each occurrence
                              Injury  Liability  (*) annual aggregate
                              Personal           (*) each occurrence
                              Injury Liability   (*) annual aggregate
                              Property           (*) each occurrence
                              Damage Liability   (*) annual aggregate

               (ii) Physical Damage Insurance covering all tools, equipment, office furniture, trade fixtures, office equipment, merchandise and all other items of both the Landlord's and Tenant's property located within the Premises. Such insurance shall be written on an "all risk" of physical loss or damage basis, for the full replacement cost of the covered items and in amounts that meet any coinsurance clause of the policies of insurance.

               (iii) Business Interruption Insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to perils insured against in this Paragraph.

          (b) Prior to the commencement of the Term, the Tenant shall furnish the Landlord with certificates evidencing the coverages required above. The certificates shall state that the coverage may not be changed or canceled without at least ten (10) days' prior written notice to the Landlord and the Tenant.

          (c) The Tenant shall comply with all laws and ordinances, all orders and decrees of a court and all requirements of other governmental authorities and agencies and political subdivisions thereof, applicable to the Tenant's business operations, and shall not, directly or indirectly, make any use of the Premises which may thereby be prohibited or be unreasonably dangerous to person or property or which may jeopardize any insurance coverage or may increase the cost of insurance or require additional insurance coverage. If by reason of the Tenant's failure to comply with the provisions of this Paragraph, any insurance coverage is jeopardized or insurance premiums are increased, the Landlord may in its sole discretion terminate this Lease, require the Tenant to make immediate payment of this increased insurance premium, or assure continued coverage by all commercially reasonable means available, including payment of premiums, in which event the Tenant shall reimburse the Landlord for all costs incurred therefor as additional rent. Landlord represents that, to the best of its knowledge, the use and occupancy of the Premises complies, on the Effective Date, with the foregoing provisions of this Paragraph. In the event Landlord breaches such representation, the sole and exclusive remedy of Tenant therefor shall be that Landlord will, at its sole option, either (i) use reasonable efforts to correct the non-compliance, if and to the extent required by law, or (ii) refrain from terminating the Lease on the basis of such non-compliance. Notwithstanding the foregoing, Landlord shall not be obligated hereunder to make any such correction if the cost of making such correction may in the aggregate exceed U.S. $ 75,000, or if the cost of making such correction, in addition to the cost of other such corrections previously made hereunder and under Paragraphs 2 and 3(a), may exceed U.S. $ 75,000, or if such correction is not required for Tenant to continue its manufacturing operations in the Premises.

Condition 25.  The Tenant's taking of possession of the Premises and
of        Equipment shall be conclusive evidence against the Tenant that the
Premises Premises were in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel or improve the Premises, Equipment, or the Building and no representations respecting the condition of the Premises, Equipment, or the Building or land under and adjacent to the Building have been made by the Landlord to the Tenant, unless the same are contained herein or made a part hereof. At the end of the Term, by lapse of time or otherwise, the Tenant shall return the Premises and Equipment, other than Equipment purchased by Tenant in accordance with Paragraph 5, as required Paragraph 8 and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty insured by the Landlord under valid fire and standard extended coverage insurance policies excepted. However, if at the end of the Term, by lapse of time or otherwise, the Tenant has purchased the Equipment in accordance with the Lease, then Tenant's obligation shall be to return the Office Space as required by Paragraph 8 and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty insured by the Landlord under valid fire and standard extended coverage insurance policies excepted, and will also return the Manufacturing Area in "AS IS" condition after removal of all equipment from such Manufacturing Area, as required under this

          Lease. If the Tenant fails to comply with such obligation, the Landlord may restore the Premises as required by the provisions of this Lease and the Tenant shall pay the cost thereof and this obligation shall survive the expiration or earlier termination of this Lease.

Indemnity 26. (a) The Tenant agrees to indemnify and save harmless the Landlord and the property manager and leasing agent for the Building (the "property manager") and their respective agents, invitees, contractors and employees from, and defend them against any and all claims by or on behalf of any person, firm or corporation, arising from (1) the use, manner of use, or occupancy of the Premises or Equipment by the Tenant, its agents, contractors, employees or invitees, or the conduct of the Tenant's business therein, or from any activity, work, or thing done, permitted or suffered by the Tenant, its agents, contractors, employees or invitees in or about the Site (or any parking lot or structure, if used by them), and (2) any breach or default in the performance or observance of any provision in this Lease on the Tenant's part to be performed or observed, and (3) any act, omission or negligence of the Tenant, or any of its agents, contractors, employees or invitees. The Tenant shall also reimburse the Landlord for all counsel, consulting, expert and witness fees and other expenses the Landlord or the property manager incurs in connection with any such claim.

     (b) Without limiting subparagraph (a), the indemnity, defense and reimbursement obligations of the Tenant shall cover any and all environmental damages which arise from: (i) the handling of any Hazardous Materials (hereinafter defined in Paragraph 30), by the Tenant, its agents, invitees, contractors or employees, or (ii) the breach of any of the provisions of this Lease on the Tenant's part to be performed. For the purpose of this Lease, "environmental damages" shall mean and include: (x) all claims, judgments, damages (including punitive damages), penalties, fines, costs, liabilities (including strict liability), fees, disbursements, encumbrances, liens and losses, including diminution in the value of the Premises or any portion of the Building, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Building, and from any adverse impact to the Landlord's marketing of space; (y) all reasonable sums paid for claims and attorneys', witness', consultants' and experts' fees; and (z) all costs incurred by the Landlord in connection with investigation or remediation relating to the handling of the Tenant's Hazardous Materials, whether or not required by the Environmental Laws (hereinafter defined in Paragraph 30(c)), necessary for the Landlord to make full economic use of the Premises or any portion of the Building, or otherwise required under this Lease. The Tenant's obligations and liabilities pursuant to this Paragraph shall survive the expiration or earlier termination of this Lease. In case any action or proceeding be brought against the Landlord or the property manager or their respective agents, contractors, invitees or employees by reason of any such claim, upon notice from the Landlord, the Tenant covenants to resist or defend at the Tenant's expense such action or proceeding by counsel reasonably satisfactory to the Landlord.

Posses-   27.  If the Landlord fails to deliver possession of the Premises on sion the date agreed upon for commencement of the Term, the Landlord and the property manager and their respective agents, contractors, invitees and employees shall not be liable for any damage to anyone caused thereby, nor shall this Lease thereby become void or voidable, nor shall the Term be in any way extended, but in such event the Term shall begin when the Landlord does deliver possession of the Premises. The Tenant shall not be liable for any rent until the date the Landlord delivers such possession.

Quiet     28.  The Landlord covenants and agrees that the Tenant on paying the
Enjoyment rent, including additional rent, and performing and observing the covenants on the Tenant's part to be performed and observed hereunder, shall and may peaceably and quietly hold and enjoy the Premises for the Term, subject to the provisions of this Lease.

Security 29. The Tenant will deposit with the Landlord the sum of US $100,000 no later than March 1, 1996 as security for the faithful performance and observance by the Tenant of the provisions of this Lease on its part to be performed. If the Tenant defaults in respect of any of these provisions, including the payment of rent and additional rent, the Landlord may use, apply or retain the whole or any part of the security so deposited, including the accrued interest thereon, to the extent required for the payment of any rent and additional rent or any other sum as to which the Tenant is in default or for any sum which the Landlord may expend or may be required to expend by reason of the Tenant's default in respect of any of these provisions, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by the Landlord. If the Tenant shall fully and faithfully comply with all of these provisions, the security deposit plus interest thereon from the date of deposit by the Tenant at an annual rate equal to the annual interest rate of three month United States Treasury Bills adjusted annually on March 1 of each year shall be returned to the Tenant after the date fixed as the end of this Lease and after delivery of possession of the entire Premises to the Landlord as required by this Lease. If the Landlord sells or leases the Building, the Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall thereupon be released by the Tenant from all liability for the return of such security. The Tenant agrees to look solely to the new landlord for the return of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. The Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither the Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Hazardous 30. (a) No Hazardous Materials (hereinafter defined in subparagraph Materials (d)) shall be handled upon, about, above or beneath the Office Space or any portion of the Building other than the Manufacturing Area, or the land thereunder or adjacent thereto by or on behalf of the Tenant, its subtenants or its assignees, or their respective contractors, employees, agents or invitees. Any Hazardous Materials so handled by or on behalf of the Tenant, its subtenants or its assignees, or their respective contractors, employees, agents or invitees shall be known as the "Tenant's Hazardous Materials"; except that the Tenant's Hazardous Materials shall not include normal quantities of Hazardous Materials customarily used in the conduct of general administrative and executive office activities (such as copier fluids and cleaning supplies) which may be used and stored at the Building without the Landlord's prior written consent, but only in compliance with all applicable Environmental Laws. No Hazardous Materials other than those in use by the IBM Microelectronic Division for the manufacture of Cube technology products on the Effective Date shall be introduced by the Tenant to the Site without notice to the Landlord and the Landlord's prior consent. Landlord will review and grant or deny each request to introduce Hazardous Materials to the Site in accordance with Site practices. In no event will Landlord be required to permit on the Site any Hazardous Materials that impose additional costs for which Tenant does not reimburse Landlord, or risk, to Landlord.

          (b) In addition to the Tenant's obligation in Paragraph 26 above to indemnify the Landlord, the Tenant shall, at its sole cost, promptly take all actions required by any federal, state or local government agency or political subdivision, necessary for the Landlord to make full economic use of the Building or any portion of the Building, which requirements arise from the handling of the Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building and the land thereunder or adjacent thereto. Such actions shall include the investigation of the environmental condition of the Building and the land thereunder or adjacent thereto or any portion thereof, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. The Tenant shall take all actions necessary to restore the Building or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. The Tenant shall nevertheless obtain the Landlord's written approval prior to undertaking any actions required by this Paragraph, which approval shall not be unreasonably withheld so long as such actions will not, in the Landlord's reasonable opinion, have a material adverse long-term or short-term effect on the Premises or any portion of the Building or such land.

          (c) The words "Environmental Laws" mean and include all existing and future statutes, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, and other laws and policies and requirements by any federal, state or local governmental authority regulating, relating to or imposing liability or standards of conduct concerning public health and safety or the environment.

          (d) The words "Hazardous Materials" mean (1) any material or substance: (i) which is defined or becomes defined as "hazardous substance," "hazardous waste," "toxic substance," "infectious waste," "chemical mixture or substance," or "air pollutant" under the Environmental Laws; (ii) containing petroleum or its byproducts;
          (iii) containing polychlorinated biphenyl; (iv) containing asbestos, radon, gas or urea formaldehyde foam insulation; (v) which is radioactive; or (2) any other pollutant or contaminant or hazardous, toxic, flammable or dangerous chemical, waste, material or substance, as all such terms are used in their broadest sense, and defined, regulated or become regulated by the Environmental Laws, or which cause a nuisance upon or waste to the Premises or any portion of the Building or the land thereunder or adjacent thereto.

          (e) The words "Handle," "Handled," or "Handling," each shall mean and include any installation, handling, generation, storage, use, manufacture, refinement, presence, emission, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

          (f) The Tenant agrees to acquire and the Landlord agrees to supply to the extent and when available all Hazardous Materials, chemicals and gases through the Landlord's Chemical and Gas Management organizations. Prior to the Handling by the Tenant of any Hazardous Material not in use at the Site as of the Effective Date, the Tenant and the Landlord shall review full compliance relating to the specific Hazardous Material with the Environmental Laws and Site rules, regulations and procedures described in Rider B. In the event the Tenant's use of Hazardous Materials in the Building or Premises requires prior permitting by the federal, state or local government or any regulatory agency, the Landlord shall apply for said permitting provided the Tenant provides the Landlord with reasonable notice of its Hazardous Material requirements, and except as stated in subparagraph (g). The Landlord shall pursue such permits promptly and diligently, and in any event with the same diligence that it would pursue for its own most valuable manufacturing processes. The Tenant shall reimburse the

           Landlord for all related fees and costs associated therewith which are authorized by the Tenant in advance. Under no circumstance shall the Tenant use any new Hazardous Material on the Premises without full compliance.

           (g) In the event the Landlord is not lawfully permitted to apply for environmental permits on behalf of the Tenant pursuant to the Environmental Laws, the Tenant shall, in compliance with the Environmental Laws, apply for said permits. Prior to said application, the Tenant shall notify the Landlord.

           (h) The Tenant shall immediately notify the Landlord of any actual known or suspected violation of the Environmental Laws relating to Tenant's Hazardous Materials.

           (i) The Landlord will be solely responsible for the disposal and treatment of all Hazardous Materials generated by the Tenant at the premises. The Tenant shall not treat, remove, discharge, or release any Hazardous Materials without the prior written consent of the Landlord.

           (j) Tenant acknowledges that Tenant has fully reviewed and understands the corrective action permit set forth in Exhibit J (hereinafter the "Corrective Action Permit"). Landlord is subject to the restrictions set forth in the Corrective Action Permit, and Tenant agrees to refrain from activity that may cause Landlord to be in violation thereof, and acknowledges that Landlord may be prevented thereby from implementing or permitting certain alterations to the Site, Building, or Premises.

Limitation 31. Anything herein to the contrary notwithstanding, it is
on         expressly understood and agreed by and between the parties hereto
Liability  that Landlord's entire liability and Tenant's exclusive remedy are set forth in this Paragraph. Under no circumstances shall Landlord be liable to Tenant, Tenant's successors, heirs, sublessees, or assigns for any lost revenue, lost profits or other incidental or consequential damages, even if Landlord has been advised of the possibility of such damages. In addition, in no event will Landlord be liable for any damages claimed by Tenant based on any third party claim or for damages caused by Tenant's failure to perform its responsibilities. In no event, except for claims by Tenant for bodily injury for which Landlord is legally liable and claims arising under Paragraphs 3(a) and 24(c), will Landlord be liable to Tenant, its successors, heirs, sublessees, or assigns for actual damages in excess of the lesser of the amount of rent actually paid by Tenant up to the date the cause of action accrued, or (*). Landlord's liability to Tenant for claims for actual damages arising under Paragraphs 3(a) and 24(c) shall not exceed the limitations set forth in such Paragraphs.

Estoppel    32. The Tenant agrees that, from time to time upon not less than ten
Certificate (10) days after the Landlord's request the Tenant, or the Tenant's duly authorized representative having knowledge of the following facts, will deliver to the Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which rent and other charges have been paid; (iii) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; and
            (iv) such further matters as may be requested by the Landlord, it being intended that any such statement may be relied upon by any mortgagees or prospective mortgagees of the Landlord, or any prospective assignee of any mortgagees, or any prospective and/or subsequent purchaser or transferee of all or a part of Landlord's interest in the land and/or Building. The Tenant shall execute and deliver whatever instruments may be required for such purposes, and if the Tenant fails so to do within ten (10) consecutive days after demand in writing, the Tenant shall be considered in default under this Lease.

Brokerage   33. The Tenant represents and warrants to the Landlord that the
Commission  Tenant has directly dealt only with the Landlord in securing this
            Lease and has not dealt with any broker in connection with this Lease, and agrees to indemnify and hold harmless the Landlord from and defend the Landlord against any and all claims or demands, damages, liabilities and expenses of any type or nature whatsoever arising by reason of the incorrectness or breach of the aforesaid representation and warranty.

Miscel-     34. (a) No receipt of money by the Landlord from the Tenant
laneous     after the termination of this Lease, service of any notice, commencement of any suit, or final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such termination notice, demand, suit or judgment.

            (b) No waiver of any default hereunder of the Tenant shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in a written waiver and then only for the time and to the extent therein stated. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision and the invalid or unenforceable provision shall be deemed modified and restated to comply with law.

            (c) The word "Tenant" wherever used in this Lease shall be construed to mean "Tenants" in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, firms or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

          (d) Provisions inserted herein or affixed hereto shall not be valid unless appearing in both the duplicate original hereof held by the Landlord and the Tenant.

          (e) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and its legal representatives, successors and permitted assigns, and to the Tenant and her or his heirs, legal representatives, successors, and permitted assigns.

          (f) The headings of Paragraphs are for convenience only and do not limit or construe the contents of the Paragraphs.

          (g) Submission of this instrument for examination does not constitute a reservation of or option for the Premises. This instrument becomes effective as a lease upon execution thereof by both the Landlord and the Tenant and delivery of an executed counterpart to each other.

          (h) All amounts (other than rent, which remains subject to the provisions of Paragraph 5, and escalation payments) owed by the Tenant to the Landlord hereunder shall be paid within thirty (30) days from the date the Landlord renders statements of account therefor and all such amounts as well as rents and escalation payments shall bear interest from their respective due date until paid at the monthly rate of one and one-half percent (1.5%) of the outstanding balance.
          If such interest rate exceeds the maximum legal rate in the jurisdiction in which a claim therefore is being asserted, the interest rate shall be reduced to the maximum legal rate. All such amounts other than rent shall be deemed additional rent.

          (i) This Lease shall be construed according to the laws of the State of Vermont, without regard to the conflict of laws provisions thereof.

          (j) No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall effect the validity or enforceability of any other such provision. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

          (k) No rights to any view or to light or air over any property, whether belonging to the Landlord or any other person, are granted to the Tenant by this Lease.

          (l) All rights and remedies of the Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law or equity.

          (m) The Landlord shall have the right to apply payments received from the Tenant pursuant to this Lease (regardless of the Tenant's designation of such payments) to satisfy any obligations of the Tenant hereunder, in such order and amounts as Landlord in its sole discretion may elect.

          (n)  Time is of the essence of this Lease and each of its provisions.

          (o) This Lease shall be strictly construed neither against the Landlord or the Tenant; each provision hereof shall be deemed both a covenant and a condition running with the Land; except as otherwise expressly provided in this Lease and its Exhibits and other attachments, the singular includes the plural and the plural includes the singular; "or" is not exclusive; a reference to an agreement or other contract includes supplements and amendments thereto to the extent permitted by this Lease; a reference to any laws includes any amendment or supplement to such laws; a reference to a person or other entity includes its permitted successors and assigns; accounting provisions have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis; the words "such as," "include," "includes" and "including" are not limiting; except as specifically agreed upon in this Lease, any right may be exercised at any time and from time to time and all obligations are continuing obligations throughout the term of this Lease, and in calculating any time period, the first day shall be excluded and the last day shall be included and all days are calendar days unless otherwise specified.

          (p) This Lease may be amended only in writing by an instrument executed and delivered by each party hereto.

          (q) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective legal representatives, successors and permitted assigns.


Riders A, B, and C and Exhibits A, B, C, D, E, F, G, H, I, and J are attached hereto and made a part of this Lease.


IN WITNESS WHEREOF, this instrument has been executed by the duly authorized representatives of the parties hereto as of the day and year first above written.

                              INTERNATIONAL BUSINESS MACHINES
                              CORPORATION


Witness:                      By:    /s/ D. A. Grose
        -------------------          ------------------------------

                              Title: GM, World Wide Logic Mfg.
                                     ------------------------------

                              Date:  January 22, 1996
                                     ------------------------------



                              IRVINE SENSORS CORPORATION

Witness:                      By:    /s/ John J. Stuart, Jr.
        -------------------          ------------------------------

                              Title: Executive Vice-President & CFO
                                     ------------------------------

                              Date:   January 22, 1996
                                     ------------------------------

                                    RIDER A

                          Attached to and made part of
           Office, Manufacturing Facility, and Equipment Lease dated
                                  made between

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

                                      and

                           IRVINE SENSORS CORPORATION

                                ADDITIONAL TERMS



   Paragraph 35. USE OF COMMON AREAS. (a) Except as provided elsewhere in this Lease and subject to compliance with the Site rules, regulations and procedures described in Rider B, the Landlord hereby grants to the Tenant a nonexclusive license to use (and to permit its officers, directors, agents, employees, contractors, contract labor and invitees to use in the course of conducting business at the Premises), throughout the Term, the following Common Areas:

   (1) any and all elevators, common stairways, lobbies, common hallways, rest rooms, the cafeteria and other portions of the Building which, by their nature, are manifestly designed and intended for common use by the occupants of the Building, and for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes, and

   (2) any and all portions of the land on which the Building is located which, by their nature, are manifestly designed and intended for common use by the occupants of the Building and any other improvements on the land including, but not limited to the right to use the parking areas located on the Site in the same manner as other occupants of the Site.

   (b) Neither the Tenant nor its employees, agents, licensees or invitees shall be entitled the use of or access to any portions of Buildings 617, 620, 861, 862, 863, 974, 976, second floor 965, and third floor 965, or any other buildings built on the Site after the Effective Date, unless invited by Landlord.

   (c) The Landlord may in the Landlord's sole discretion change, improve, rearrange and otherwise modify, the common areas both within and without the Building and use the common areas for other purposes and nothing herein contained shall be deemed to grant to the Tenant any right of approval thereof; provided, that no such changes will interfere unreasonably with the Tenant's use of or access to the Premises.

   (d) Such license shall be exercised in common with the exercise thereof by the Landlord or any tenant of the Building, any other person who may now or hereafter have any right to use any or all of the areas which are the subject of such license, and their respective officers, directors, agents, employees and invitees.

   Paragraph 36. ACCESS TO THE PREMISES. (a) Identification Badges. The Landlord shall provide to the Tenant identification badges to be worn by the Tenant's employees working in the Premises, and management employees of the Tenant, (collectively, the "Employees") which shall give the Employee access to the Site, Building and Premises. For all invitees of Tenant other than Employees, Landlord will provide identification badges upon Tenant request, which shall, subject to subparagraph (f) of this Paragraph, provide such invitees with access to the Premises. Identification badges for the Employees shall state the Tenant's name and will not indicate in any manner that the Employees are employees or vendors of the Landlord. The Tenant shall be responsible for returning to the Landlord's Security Department the identification badge of: (i) any Employee or invitee of Tenant who is no longer employed by the Tenant; and (ii) any Employee or invitee when such Employee or invitee no longer requires access to the Building and the Premises; (iii) all Employees of Tenant and other invitees upon termination or expiration of this Lease.

   (b) Access Outside Normal Working Hours. The Tenant shall from time to time provide to the Landlord a list of those employees of the Tenant ("Authorizing Employees") who have the authority to authorize invitees (other than Employees of the Tenant) who have not already been issued identification badges to enter the Site, Building or the Premises outside normal working hours and who have the authority to escort invitees of the Tenant requiring escort. The Landlord shall provide identification badges to be worn by such invitees whose entry has been authorized by an Authorizing Employee of the Tenant. As used in this section (b), normal working hours shall mean 8:00 am. to 6:00 pm., Monday through Friday, excluding the Landlord's recognized holidays.

   (c) Access by Emergency Response Personnel. Notwithstanding anything to the contrary contained herein, any of the Landlord's or the Tenant's personnel responding to an emergency involving the Premises or the Employees shall have access to the Building and the Premises for the purpose of responding to such emergency.

   (d) Access to Loading Dock. The Tenant's Employees, agents, licensees and invitees shall have access to the loading dock which accesses the Premises as though such Employees, agents, licensees and invitees were employees, agents, licensees and invitees of the Landlord. Such access shall be coordinated through the Landlord.

   (e) The Tenant must provide seventy-two (72) hours prior written notification to the Security Department of its intent to provide access to the Building to any Foreign National Visitor as defined by Federal import/export rules and regulations. The Landlord reserves the right to review such request and deny access, in its sole discretion, to the Site.

   (f) With respect to all visitors of the Tenant which the Tenant knows represent or have significant interests in any business which is in direct or indirect competition with the Landlord's business, the Tenant shall identify each such visitor and his or her affiliation to the Landlord's Security Department prior to such visitor entering the Site. Although the Landlord may not refuse entry to any such visitor (except pursuant to subparagraph 36(e)), it may limit access to Site buildings other than the Premises and does require Tenant to provide an escort to accompany said visitor at all times.

   Paragraph 37. DELIVERY OF POSSESSION. (a) Commencement Date. The Landlord shall deliver possession of the Premises to the Tenant on the Effective Date.

   Paragraph 38. MAINTENANCE/SERVICES AND UTILITIES. (a) To the extent and in the same manner as provided to portions of the Site other than the Premises, the following maintenance and services will be provided by the Landlord for both Office Space and Manufacturing Area, and are included in the rent for the Premises:

     Environmental Compliance
     Safety and Industrial Hygiene Audits and Inspections
     Building Service Systems and Building Structure Maintenance
     Grounds/Snow Removal/Parking Lot Maintenance
     Asset Protection/Emergency Control
     Access to Cafeteria/Vending/Break Areas
     Office and Telephone Relocations
     Cleaning and Janitorial Services
     Shipping and Receiving
     Security System Maintenance
     Facilities Space Planning
     Clean Room Particulate Monitoring
     Telephone System and Telephone Maintenance

   The Landlord does not warrant that any of the services listed above will be free of or from interruption caused by an excusable delay, such as war, insurrection, civil commotion, riots, acts of God or the enemy or of Government action, repairs, renewals, improvements, strikes, lockouts, or picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies, or any other cause or causes beyond the Landlord's reasonable control. The Landlord shall promptly notify the Tenant of such interruption and shall use reasonable efforts to remedy such interruption.

   The Landlord will use reasonable efforts to maintain in good order and repair the Premises, the walls, ceilings and floors bounding the Premises, any structural members located within the Premises, the heating and air conditioning system serving the Premises, the de-ionized water system, the process water system, the chilled water system, the lighting fixtures within the Office Space, the electrical system serving the Premises, the bBulk gGas delivery system, the bulk chemical supply system, the plumbing and sewer system serving the Premises, the CAS and Detex security and alarm systems located within the Premises or located on doors accessing the Premises, and the sprinkler system located within the Premises.

   (b) The following goods, materials, services, and utilities shall be made available to the Tenant for purchase as required, to the extent readily available, and shall be charged to the Tenant separately as additional rent. The charges for such goods, materials, services and utilities shall be at the normal Landlord rate, which is the rate charged to Landlord internal customers, plus a (*) overhead surcharge.

     Chemicals and chemical delivery
     Chemical Mixing Service
     Cylinder Gas and gas delivery
     Crib Commodities
     Spare Parts, as available in the IBM crib
     Model Shop Services
     Instrument Services
     Materials Analysis
     Failure Analysis
     Tool Maintenance
     Tool Clean
     Wafer Clean
     Garment Clean
     Box Clean
     Purchasing Services (for Chemicals and Clean Room Supplies)

   Telephone service. The Landlord shall provide voice and data telephone connections for the Office Space and the Manufacturing Area (existing locations at no charge and new locations at the Landlord's cost of installing the wiring to provide such additional locations plus a (*) overhead surcharge). The Landlord shall also provide the Tenant with the Tenant's reasonable requirements for telephone instruments free of additional charge. The monthly charge for telephone service shall be no more than (*) per month per telephone. Additional charges will be assessed for outside telephone usage. Outside telephone usage includes charges for all local and long distance calls billed by local and long-distance carriers.

   Data Processing. Monthly charges for computer access and usage will be billed on a monthly basis. Monthly charges for data processing access will be no more than (*) per data processing port or hookup used by the Tenant. Additional charges will be assessed for online central processing usage
   (CPU), and data storage usage (DASD).

   Other Services. Landlord will provide other goods, materials, services, and utilities which are requested by the Tenant which the Landlord chooses to provide.

   (c) All charges for (b) above will be collected by Landlord and billed to Tenant on a monthly basis payable under the terms and conditions for rent contained in paragraph 5.

   (d) Upon Tenant request to Landlord, the Landlord will provide Tenant, at no additional charge, standard office furniture for use by Tenant in the Office Space. The Landlord will provide such furniture from existing Landlord furniture inventories at the Site, and shall in no event be obligated to obtain furniture from outside such inventories, or to purchase furniture for Tenant.

   Paragraph 39. RENT AND OTHER PAYMENTS. As provided under Paragraph 5, the Tenant shall pay to Landlord the following monthly payments in consideration of the lease by Landlord to Tenant of the Premises and Equipment and the provision of services set forth in Exhibit C hereto.


                      PAYMENTS

  PER MONTH             1995    1996    1997    1998
  --------------------------------------------------
                        (*)

   Paragraph 40. RELOCATION. During the Term of this Lease, the Landlord may elect to relocate the Office Space to other space (the "Substitute Premises") within the Building and adjacent to the Manufacturing Area by giving the Tenant at least two (2) months prior notice. Such notice shall specify the effective date of the relocation and the space to which the Tenant is being relocated, and the Tenant shall surrender the Office Space in accordance with the provisions of this Lease on or before the stated effective date. Failure of the Tenant to surrender the Office Space shall constitute a default hereunder, unless such failure is caused by the Landlord's acts or failure to act as required under this Lease. The Substitute Premises shall be comparable in all material aspects and contain not less than the existing square footage of floor space comprising the Office Space. Whether the space offered by the Landlord is comparable shall be determined by the Tenant in good faith. The

   Landlord shall be responsible for any work in the Substitute Premises necessary to make it comparable to the Premises, which work shall be completed prior to the stated effective date. The Landlord shall be liable for any moving expenses or any other direct costs incurred by the Tenant by reason of such relocation but shall not be liable for indirect, special, consequential or other similar costs and losses. On the stated effective date of any such relocation, this Lease shall have no force and effect with respect to the original Office Space and thereafter all references to the Office Space herein shall be deemed to include the Substitute Premises and not the original Office Space, and all of the terms, covenants, and conditions hereof (including rent) shall apply to the Substitute Premises as well as the other portions of the Premises.

                                    RIDER B

                             RULES AND REGULATIONS

          Attached to and made part of Office, Manufacturing Facility, and Equipment Lease

                                  made between

                  International Business Machines Corporation
                                      and
                           Irvine Sensors Corporation

   1. The sidewalks, halls, passages, elevators and stairways, exits, entrances, and other common areas shall not be obstructed by the Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. The Tenant and its employees shall not go upon the roof of the Building without the written consent of the Landlord.

   2. The sashes, sash doors, windows, glass lights and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage, or damage, resulting from the violation of this rule, shall be borne by the Tenant who, or whose clerk, agents, servants, or visitors, shall have caused it.

   3. If the Landlord, by a notice in writing to the Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by the Tenant. No awnings shall be permitted on any part of the Premises.

   4. The moving of equipment shall occur only between such hours as may be designated by, and only upon previous notice, to the manager of the Building, and the persons employed to move equipment in or out of the Building must be acceptable to the Landlord. No tools, equipment, freight, furniture or bulky matter of any description shall be received into the

   Building or carried into the elevators except during hours and in a manner approved by the Landlord.

   5. The Tenant shall not use, keep, or permit to be used or kept in the Premises any foul or noxious gas or substance, (except that the foregoing are permissible in the Manufacturing Area if equipment utilizing such gas or substance is required for the production of Cube technology products as of the Effective Date) or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or permit or suffer the Premises to be occupied or used in a manner that, in the sole judgment of the Landlord diminishes or threatens to diminish the quality or reputation of the Building as an office or manufacturing structure or is not in keeping with the reputation, integrity or standards of the Landlord, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds (except as required for disabled persons) be kept in or about the Building. The Tenant shall not place or install any antennae, microwave or satellite dishes, or aerials or similar devices outside of or in the Premises.

   6. The Tenant shall not use or keep in the Building any inflammables including, but not limited to kerosene, gasoline, naphtha and benzene, (except cleaning fluids in small quantities and when in containers approved by the Board of Underwriters) and except that the foregoing are permissible in the Manufacturing Area pursuant to the conditions set forth in Paragraph 30, entitled "Hazardous Materials," or explosives or any other articles of intrinsically dangerous nature, or use any method of heating other than that supplied by the Landlord.

   7. The Tenant, upon the termination of the tenancy, shall deliver to the Landlord all the keys of offices and rooms which shall have been furnished the Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay the Landlord therefor.

   8. The Tenant shall not put down any floor covering in the Premises without the Landlord's prior approval of the manner and method of applying such floor covering.

   9. The Tenant assumes full responsibility for protecting its space from theft, robbery, assault and pilferage including, without limitation, keeping doors locked and windows and other means of entry to the Premises closed.

   10. The Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of the Landlord. If the Landlord shall give its consent, the Tenant shall in each case furnish the Landlord with a key for any such lock.

   11. Without the Landlord's prior written consent, the Tenant shall not use the name of the Building (whether or not the Building is named or commonly known as "The IBM Building" or the like) in its advertising or other publicity or on its stationery or other correspondence or otherwise, (except that the name of the Building may be used in the normal course of the Tenant's business to describe the location of the Premises), and shall not use pictures of the exterior of the Building or the interior of the Building other than the Premises, in advertising or publicity or otherwise.

   12. The Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building; and shall not exhibit, sell or offer to sell, use, rent or exchange in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

   13. The Tenant shall not waste electricity, water, bulk gas, air conditioning, or any other service provided by the Landlord, and agrees to cooperate fully with the Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by the Landlord's authorized Building personnel) of any controls other than room thermostats installed for the Tenant's use. The Tenant shall keep corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are operable may be opened with the Landlord's consent.

   14. The Tenant shall not do any cooking in the Premises or engage any coffee cart or vending services.

   15. Prior to removing any Landlord property, including without limitation, any furniture, tools, equipment, or from the Building, the Tenant must submit a written list of such items to the Landlord and obtain approval thereof from the Landlord.

   16. Additional services requested by the Tenant shall be attended to only upon application to the Landlord.

   17. The Tenant shall not conduct any auction, fire, bankruptcy, going out of business, liquidation or similar sales in or about the Building.

   18. TOOL INSPECTIONS: The Tenant shall submit to the Landlord's Safety Department drawings and/or specifications for all tools, equipment, or other apparatus, new or used, which the Tenant intends to install or situate in the Premises, prior to such installation, for Landlord review and approval. The Landlord may perform a physical inspection of the tool, at the Landlord's expense, to identify safety or life safety violations of general industry standards, or government regulations or codes. Where such a physical inspection of a tool, equipment or other apparatus is reasonably sufficient to make identification of such violation, the Tenant shall not be required to submit drawings and/or specifications to the Landlord's Safety Department. The Tenant will be responsible to correct any and all violations identified by Landlord, at the Tenant's expense, prior to installation at the Premises, and to permit additional safety inspections as required, by the Landlord to ascertain compliance. The Landlord may also, in its sole discretion, identify potential ergonomic concerns, which are tool characteristics which may limit or provide limitations to the human operation of the tool or equipment, but which may or may not constitute actual violations of any industry standard, regulation or code. The Tenant, when advised of potential ergonomic concerns, may in its discretion determine what corrective action, if any, Tenant will perform.

   19. MAINTENANCE RESPONSIBILITY: The Tenant shall maintain and provide preventive and corrective maintenance on each tool, piece of equipment or asset, including the Equipment, in the Manufacturing Area, and including, to the point described below, and the Landlord shall provide maintenance on tools, equipment, or assets, beginning after the point described below:

   Electrical: At the point immediately following and including the tool disconnect, or the applicable tool "A" box.

   Gas, water, and other piped delivery systems: At the last valve within the Premises prior to the common system interconnect. The Tenant shall be responsible for all point of use filters, flow meters, pumps, and other apparatus directly associated or required by the tool.

   Drains: At the point within the Premises immediately following the last trap serving the tool leading into the common drain line. All piped waste delivery systems, including "sandpiper" lifts, will be the responsibility of the Landlord from the point where tool connects into the lift.

   Exhaust: At the point directly preceding the blast gate.

   20. The Tenant shall store all its trash, refuse and waste materials within its Premises or in such locations as the Landlord may designate for pick-up and removal by the Landlord. All trash, refuse and waste materials shall be stored in adequate containers so as not to constitute a health or fire hazard or a nuisance to any other tenant. No burning of trash, refuse and waster materials shall be allowed.

   21. The Tenant agrees not to use the plumbing facilities for any purpose other than that for which they were constructed.

   22. The Tenant shall coordinate all its construction activities in the Premises so that such construction work does not interfere with the operations of other tenants or the Landlord.

   The Tenant shall place all construction trailers in staging areas designated by the Landlord. The Tenant shall store all construction materials entirely within its Premises.

   23. The Tenant shall cause all trucks making deliveries to or pickups from the Tenant's Premises to utilize designated truck drivers.

   24. Tenant employees and invitees are required to prominently display their identification badge while on the Site.

   25. If a Tenant's employee's or invitee's badge is lost or stolen, IBM Security must be notified immediately.

   26. Controlling access to Site facilities is a primary security measure which must be in place for other security measures to be effective. It is essential that all persons who enter any Site facility are AUTHORIZED and that an audit trail/record of this access and authorization exist.

   27. Each Tenant employee must badge-in individually and must not allow persons behind them to enter unless they "light the light" with their own badge. If they do not have a badge or their badge does not work, direct them to the main lobby receptionist for a visitor sign-in or a temporary badge, or to security badge operations to see why their badge does not work.

   28. Do not park in restricted zones, i.e., Reserved for Handicapped, Reserved for Medical, Reserved for Visitors, or in any area marked with yellow lines. Unauthorized parking will result in a security violation. Violators may be subject to loss of Site driving and parking privileges.

   29. All vehicles must yield "Right Of Way" at pedestrian crossings. Site speed limit is 30 MPH unless otherwise posted. Parking lot speed limit is 10 MPH. Violators may be subject to loss of Site driving and parking privileges.

   30. All emergencies, such as fire, serious illness, etc., should be reported to IBM Security, ext. 3-3333 immediately.

   31. In the event of a EMERGENCY EVACUATION of a building, you will be notified via the Site public address system (a distinctive set of tones followed by an announcement). All tenants must become familiar with their primary and secondary evacuation routes and group assembly location.

   32. All security related incidents, i.e., theft, vandalism, drugs, violence, or any suspicious activity, should be reported to IBM Security, 6-2559, immediately.

   33. Firearms, illegal drugs and alcoholic beverages are prohibited on the Site.

   34. Cameras and recording devices may be used in the Premises only if Tenant first notifies the IBM Security Department and receives written authorization therefrom to transport the foregoing equipment throughout the Site.

   35. If any serious personal injury or illness or significant damage to the Premises occurs in connection with the Tenant's operations, the Tenant shall immediately notify the Landlord of the event in a written statement by the close of the next business day.

   36. The Tenant shall notify the Landlord if a charge of a non-compliance with OSHA or any other regulatory agency is filed against the Tenant in connection with the Tenant's operations performed on the premises.

   37. The Tenant shall inform the IBM Building Manager if it has reason to believe that an event other than normal operating procedures may adversely affect the Landlord or other Tenants on the Site.

   38.  A permit or approval must be obtained before:

     a.  cutting, welding, burning, or open flame work.
     b.  blasting.
     c.  using powder-actuated tools.
     d.  using a laser or x-ray.
     e.  using a combustion engine indoors.
     f.  entering a confined space.
     g.  going onto a roof.
     h.  lifting, hoisting, or air lifting.
     i.  doing any hot work in a hazardous area.
     j.  moving or relocating any emergency equipment.
     k.  using salamanders.

   The Landlord shall respond to a request for a permit within one working day.

   39. The Tenant shall notify the Landlord prior to using any ionizing radiation source.

   40.  Chemical Safety Training

   Tenant is responsible to maintain documentation, and demonstrate to Landlord no less frequently than once per year, that each Tenant employee working on the Premises has been provided the type and amount of chemical safety training required to meet all applicable statutory, regulatory, or other governmental requirements. In the event Landlord determines, in its sole discretion, that Landlord will provide chemical safety training to its own employees at the Site, Tenant may, for a fee, send its employees working on the Premises to attend such training, provided that Tenant and each of its employees attending such training first agrees to and signs a written waiver of liability agreement, the form and content of which will be provided by Landlord. Tenant may request from Landlord and Landlord shall provide confirmation of attendance (or lack thereof) and satisfactory completion of course by Tenant employees.

   41. All tools and equipment removed or relocated from the Site by the Tenant be decontaminated by Tenant in accordance with all applicable statutory, regulatory, or other governmental requirements.

   42. The following may not be used in production processes on the Site:

   (*)

   Additional substances may be added to the above list of prohibited substances upon prior written notice by the Landlord to the Tenant if their use in production is prohibited by the Environmental Laws. Substances which may be prohibited from use in production processes on the Site in the future include:

   (*)

   43. Tenant shall not assign any of its employees to perform work at the Site if such employees are both former full-time Landlord employees and have worked physically at the Site as Landlord employees within the twelve (12) month period prior to the assignment.

                                    RIDER C
                          BUILDING 963 SPECIFICATIONS


   CLEAN ROOM SPECIFICATIONS
   -------------------------

   The space designated on Exhibit G as Garment Room and as Manufacturing Clean Aisle shall be clean room space certified to Federal Standard 209 DL. These standards identify the number of particles per cubic foot that are allowed as a function of the size of the particle. The performance requirements of the clean room provided in this Lease are defined as:

   (*)

   The Landlord agrees to use reasonable efforts to maintain the clean room space in such a manner as to meet the specified performance during passive operation, that is operating clean room systems with installed and operating equipment, but without movement of personnel. Tenant understands and agrees that Landlord cannot guarantee that the clean room space will at all times meet the specified performance, due to the complexity of the systems required therefor.

   GAS SPECIFICATIONS
   ------------------

   The gas delivery system available within the Building is a copper piped delivery system. The system is designed to meet the following specifications:

   (*)


   The Landlord agrees to use reasonable efforts to maintain the gas delivery system in such a manner as to meet the foregoing specifications. Tenant understands and agrees that Landlord cannot guarantee that the gas delivery system will at all times meet the specified performance, due to the complexity of the systems required therefor.

   DE-IONIZED WATER SPECIFICATION
   ------------------------------

   The de-ionized water (DIW) system in the Building is designed to the following specifications:

   (*)

   The Landlord agrees to use reasonable efforts to maintain the DIW system in such a manner as to meet the foregoing specifications. Tenant understands and agrees that Landlord cannot guarantee that the DIW system will at all times meet the specified performance, due to the complexity of the systems required therefor.

   CHILLED AND PROCESS WATER SPECIFICATION
   ---------------------------------------

   The landlord will use reasonable efforts to maintain the chilled water and process water systems in the Building so as to meet the requirements, on the Effective Date, for Equipment in the Manufacturing Area.

   Tenant understands and agrees that Landlord cannot guarantee that the foregoing systems will at all times meet the specified performance, due to the complexity of the systems required therefor.